UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2006

RAINIER PACIFIC FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)
Washington	000-50362	87-0700148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1498 Pacific Avenue, Tacoma, Washington	98402
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (253) 926-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

        On January 3, 2006, Rainier Pacific Financial Group, Inc. (the "Company") announced that its wholly-owned subsidiary, Rainier Pacific Savings Bank, had completed the acquisition of the property and casualty insurance businesses of Christopherson-Boze Insurance Services, Inc. and Holman Insurance Agency, Inc. The transaction was previously announced by the Company on December 21, 2005.

        Additional information concerning the proposed acquisition is contained in the Company's press release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

             (c)          Exhibits

            99.1        News Release of Rainier Pacific Financial Group, Inc. dated January 3, 2006.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            RAINIER PACIFIC FINANCIAL GROUP, INC.

Date: January 3, 2006                         /s/John A. Hall
                                                           John A. Hall
                                                           President and Chief Executive Officer
                                                          (Principal Executive Officer)

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Exhibit 99.1

News Release Dated January 3, 2006

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                                                                            For more information, contact:
                                                                            John Hall: (253) 926-4007
                                                                            jhall@rainierpac.com
**For Immediate Release**                                           or
                                                                           Vic Toy: (253) 926-4038
                                                                            vtoy@rainierpac.com

Rainier Pacific Bank Completes Acquisition of Insurance Agencies

Tacoma, Washington - January 3, 2006 - Rainier Pacific Financial Group, Inc. (NASDAQ: RPFG) announced today that its wholly-owned subsidiary, Rainier Pacific Bank, has completed its acquisition of the property and casualty insurance businesses of Christopherson-Boze Insurance Services, Inc. and Holman Insurance Agency, Inc. Wallace Christopherson, the former owner and president of the two agencies, was appointed as a Vice President of the Bank and will assume leadership responsibilities of the Bank's insurance services unit. The Bank had previously announced the signing of a purchase and sale agreement on December 21, 2005.

The Bank purchased the insurance business for $3.5 million and anticipates these acquisitions will be modestly accretive, adding approximately $0.02 per share to 2006 earnings.

Rainier Pacific Financial Group, Inc. is the bank holding company for Rainier Pacific Bank, a Tacoma, Washington based state-chartered savings bank, operating 13 branch offices in the Tacoma-Pierce County and City of Federal Way areas.

For additional information, visit Rainier Pacific's website at www.rainierpac.com.

Forward-looking statements:

Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, and perceived opportunities in the market. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors and risks. Accordingly, undue reliance should not be placed on such forward-looking statements. The Company undertakes no responsibility to update or revise any forward-looking statements.

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